Exhibit 10.3

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into to be effective as of September 30, 2010, by and between THE FUND IX, FUND X, FUND XI AND REIT JOINT VENTURE, a Georgia joint venture (“Seller”), and MORIAH REAL ESTATE COMPANY, LLC, a Texas limited liability company (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement, dated effective September 24, 2010, with respect to certain real property located at 14400 Hertz Quail Springs Parkway, City of Oklahoma, Oklahoma County, Oklahoma, as more particularly described therein (as amended herein, the “Contract”); and

WHEREAS, Seller and Purchaser desire to amend certain terms of the Contract, subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, Seller and Purchaser hereby agree as follows:

1.        Defined Terms. All capitalized terms used but not otherwise defined in this Amendment have the same meanings as in the Contract.

2.        Revised Tenant Estoppel Certificate. From and after the date of this Amendment, the exhibit attached to the Contract, marked Exhibit “H”, shall be deleted in its entirety, and the exhibit attached to this Amendment, marked Revised Exhibit “H”, shall be attached to the Contract as Exhibit “H” thereto. Notwithstanding anything in Section 6.1(d) of the Contract to the contrary, if Seller delivers to Purchaser the Tenant Estoppel Certificate in the form attached hereto except that the Tenant has modified or deleted either or both of paragraph 15 and 16 thereof, then Seller shall be deemed to have satisfied the condition contained in Section 6.1(d)(i) of the Contract notwithstanding the modification or deletion of those provisions. However, in the event that the Tenant modifies or deletes paragraph 15 of the Tenant Estoppel Certificate, the following shall apply:

(a)        Seller may, but shall have no obligation to, obtain an estoppel letter from the Tenant indicating that the Tenant has subsequently determined that the original Tenant Estoppel Certificate was incorrect, and that the statement in paragraph 15 of the original Tenant Estoppel Certificate in the form delivered to Tenant was correct.

(b)        In the event Seller is unable to obtain the estoppel letter in Section 2(a) above prior to Closing, Purchaser shall receive a credit against the Purchase Price in an amount equal to  1/2 of the replacement cost of the flooring described in paragraph 15 of the Tenant Estoppel Certificate. The term “replacement cost of the flooring” shall be the estimated cost of replacement of the flooring as of Closing, prepared by a third party contractor mutually acceptable to Seller and Purchaser.

3.        Ratification. Purchaser and Seller acknowledge and agree that, except as amended herein, the Contract is in full force and effect and is hereby ratified and confirmed.

4.        Counterparts. This Amendment may be executed in as many counterparts as may be required and all counterparts shall collectively constitute a single instrument. An executed copy of this Amendment delivered by facsimile or e-mail shall have the effect of an original executed instrument.

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT – Solo Page

EXECUTED to be effective as of the date set forth above.

SELLER:

THE FUND IX, FUND X, FUND XI AND REIT JOINT VENTURE, a Georgia joint venture

By:	WELLS REAL ESTATE FUND IX, L.P., a Georgia limited partnership

By:	Wells Partners, L.P., a Georgia limited partnership, its general partner

By:	Wells Capital, Inc., a Georgia corporation, its general partner

By:  /s/ Douglas P. Williams

Name:  Douglas P. Williams

Title:  Senior Vice President

By:	/s/ Douglas P. Williams

Leo F. Wells, III, general partner, by and through Douglas P. Williams as attorney in fact

By:	WELLS REAL ESTATE FUND X, L.P., a Georgia limited partnership

By:	Wells Partners, L.P., a Georgia limited partnership, its general partner

By:	Wells Capital, Inc., a Georgia corporation, its general partner

By:  /s/ Douglas P. Williams

Name:  Douglas P. Williams

Title:  Senior Vice President

By:	/s/ Douglas P. Williams

Leo F. Wells, III, general partner, by and through Douglas P. Williams as attorney in fact

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

Seller’s Signature Page 1 of 2

By:	WELLS REAL ESTATE FUND XI, L.P., a Georgia limited partnership

By:	Wells Partners, L.P., a Georgia limited partnership, its general partner

By:	Wells Capital, Inc., a Georgia Corporation, its general partner

By:  /s/ Douglas P. Williams

Name:  Douglas P. Williams

Title:  Senior Vice President

By:	/s/ Douglas P. Williams

Leo F. Wells, III, general partner, by and through Douglas P. Williams as attorney in fact

By:	PIEDMONT OPERATING PARTNERSHIP, LP, a Delaware limited partnership

By:	Piedmont Office Realty Trust, Inc., a Maryland corporation, its general partner

By:  /s/ Robert E. Bowers

Name:  Robert E. Bowers

Title:  Executive Vice President

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

Seller’s Signature Page 2 of 2

PURCHASER:

MORIAH REAL ESTATE COMPANY, LLC, a Texas limited liability company

By:
Name: Alfred C. Branch Title: President

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

Purchaser’s Signature Page

Revised Exhibit “H”

TENANT ESTOPPEL CERTIFICATE

September       , 2010

Moriah Real Estate Company, LLC

303 West Wall Street, Suite 1500

Midland, Texas 79704

Attention: Mr. Tod A. Brown, Senior Vice President

Re:      Lease at 14400 Hertz Quail Springs Parkway, Oklahoma City, Oklahoma (the “Property”)

Ladies and Gentlemen:

The undersigned certifies to Moriah Real Estate Company, LLC, a Texas limited liability company (together with its successors, assigns and lenders, “Moriah”) and agrees with Moriah, as a potential purchaser of the referenced property and its mortgage lender with respect to the Property, that all of the following are true and correct as of the date of this estoppel certificate:

1.          The undersigned is the tenant (“Tenant”) under a lease dated May 30, 1997 (the “Lease”) naming The Fund IX, Fund X, Fund XI and REIT Joint Venture as landlord (together with any predecessors, successors and/or assigns, the “Landlord”) for suite no. 100 (the “Leased Premises”), located at the Property.

2.          The Lease is in full force and effect. The Lease has not been amended, modified or supplemented except as reflected in paragraph 12 below. There are no agreements or understandings, whether written or oral, between Tenant and Landlord with respect to the Lease, the Leased Premises or the Property except as reflected in paragraph 12 below.

3.          Tenant has accepted possession of and occupies the entire Leased Premises under the Lease. The term of the Lease expires on January 31, 2015.

4.          The monthly fixed, minimum or basic rent under the Lease is $63,142.88 and has been paid through the month of September       , 2010. All additional rent, percentage rent, Tenant’s proportionate share of real estate taxes and insurance, common area maintenance charges, contributions to any merchant’s association or promotional fund and all other sums or charges due and payable under the Lease by Tenant have been paid in full. No rents or other charges have been paid for more than one (1) month in advance of the due date thereof.

5.          The amount of the security deposit held by the Landlord under the Lease is $0.00.

6.          To the best of Tenant’s knowledge, both Tenant and Landlord have performed all of their respective obligations under the Lease and Tenant has no knowledge of any event which with the giving of notice, the passage of time, or both, would constitute a default by Landlord under the Lease.

7.          Tenant has no unresolved claims against Landlord and claims no offset or defense to enforcement of any of the terms of the Lease.

8.          All improvements required to be completed by Landlord have been completed and there are no sums due to Tenant from Landlord.

9.          Tenant has not assigned the Lease and has not subleased the Leased Premises or any part thereof.

10.        Tenant has no right or option pursuant to the Lease or otherwise to purchase all or any part of

Revised Exhibit “H” – Page 1

the Leased Premises or the Property. Tenant does not have any right or option for additional space in the Property.

11.        No voluntary actions or, to Tenant’s best knowledge, involuntary actions are pending against Tenant under the bankruptcy laws of the United States or any state thereof.

12.        Attached hereto as Exhibit A is a true copy of the Lease and all amendments, modifications and supplements thereto, including the following:

a.	Commencement Date Agreement dated January 5, 1998;

b.	First Amendment to Net Lease Agreement dated March 30, 1998;

c.	Letter Agreement dated September 25, 1998;

d.	Assignment of Tenant’s Interest in Lease dated effective as of September 30, 2000;

e.	Second Amendment to Net Lease Agreement dated December 17, 2007;

f.	Third Amendment to Net Lease Agreement dated August 24, 2009 (the “Third Amendment”); and

g.	Letter Agreement (Optional Termination Payment Calculation) dated December 10, 2009.

13.        Tenant has not received notice of any assignment, hypothecation, mortgage or pledge of Landlord’s interest in the Lease or the rents or other amounts payable thereunder.

14.        Tenant utilized $405,044.64 of the Construction Allowance (as defined in the Third Amendment), so the amount of the Termination Payment (as defined in the Third Amendment) is $284,835.15.

15.        The raised computer floor, which constitutes the grade level finished floor in two main conference rooms in the Leased Premises and the adjacent server room off of the main conference room in the Leased Premises, is part of the Leased Premises and will be the property of Landlord upon the expiration or earlier termination of the Lease.

16.        The Caterpillar generator located on the exterior of the Building (as defined in the Lease) and affixed to a concrete support pad and containment tank is part of the Leased Premises and will be the property of Landlord upon the expiration or earlier termination of the Lease.

17.        The undersigned individual hereby certifies that he or she is duly authorized to sign, acknowledge and deliver this letter on behalf of Tenant.

Tenant acknowledges that the Moriah above will rely on this letter in purchasing the Property and/or in making one or more loans secured by the Property. The information contained in this letter shall be for the benefit of and can be relied upon without limitation by Landlord and any such purchaser and/or any mortgage lender.

Notwithstanding any other provision of this certificate to the contrary, nothing herein shall be construed as a waiver of (i) any right which Tenant may have to audit any payments made under the Lease, (ii) any right to claim that any such payments were not properly charged or calculated in accordance with the Lease, or (iii) any right to recover from the applicable present, former or future landlord (including Landlord) any such payments made to such landlord which were in excess of the amount properly due under the Lease.

Revised Exhibit “H” – Page 2

Very truly yours, Avaya Inc., a Delaware corporation

By:
Name: Courtney Mezinis Title: Director-AGRE

Revised Exhibit “H” – Page 3

EXHIBIT “A”

Copy of Lease and Amendments

Revised Exhibit “H” – Page 4